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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 20, 2004

                         INTERNATIONAL STEEL GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     1-31926                  71-0871875
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)

             4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000 (Address of Principal Executive offices, including Zip Code)

        Registrant's telephone number, including area code: 330-659-9100

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS

International Steel Group Inc. (NYSE: ISG) announced today that it has received early termination of the waiting period under Hart-Scott-Rodino Act for the previously announced merger of ISG and Mittal Steel Company (NYSE and Euronext
Amsterdam: MT).

A copy of the news release is attached here as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of the information under this Item 8.01 is not an indication that this Item 8.01 contains material information that is not otherwise publicly available.

ITEM 8.01      EXHIBITS

(c) Exhibits

     99.1        News release dated December 20, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL STEEL GROUP INC.

                                            By:     /s/ Lonnie A. Arnett
                                                    ----------------------------
                                            Name:   Lonnie A. Arnett
                                            Title:  Vice President, Controller
                                                    and Chief Accounting Officer

Dated:  December 20, 2004

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                                INDEX TO EXHIBITS

Exhibit
Number        Description
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99.1          News release, dated December 20, 2004

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